UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Foresight Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Foresight Acquisition Corp. (NASDAQ:FORE) and P3 Health Partners Announce Adjournment of Special Meeting for Proposed Business Combination

Special meeting of Foresight Acquisition Corp. stockholders to approve the proposed business combination adjourned to Wednesday, November 24, 2021 at 7:00 a.m. Central Time.

New York, NY – November 18, 2021 – Foresight Acquisition Corp. (NASDAQ: FORE) (“Foresight”) announced that its Special Meeting of Foresight’s stockholders (the “Special Meeting”) relating to the proposed business combination (the “Business Combination”) with P3 Health Partners (“P3”) was convened today at 9:00 a.m. Central Time and adjourned until 7:00 a.m. Central Time on November 24, 2021. The Special Meeting was adjourned to give Foresight’s stockholders additional time to consider additional disclosure to be included in a supplement to the Proxy Statement that was filed with the Securities and Exchange Commission (“SEC”) on October 28, 2021 (the “Proxy Statement”) and mailed to Foresight’s stockholders, including expected changes to certain pro forma financial information related to the determination that the Business Combinations should be accounted for as a business combination using purchase accounting adjustments rather than as a reverse recapitalization as currently provided for in the Unaudited Pro Forma Financial Statements in the Proxy Statement. These changes will have no impact on the historical financial statements of P3 or Foresight that were included in the Proxy Statement. Foresight expects to file a supplement to the Proxy Statement on or prior to Monday, November 22, 2021.

No changes have been made to the record date, the location of the meeting or the proposals to be voted on at the Special Meeting, which are presented in Foresight’s Proxy Statement filed with the Securities and Exchange Commission on October 28, 2021. The re-convened meeting will be held virtually at https://www.cstproxy.com/foresightacq/2021. Only the holders of Foresight’s common stock as of the close of business on October 8, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. You retain the power to revoke your proxy or change your vote at any time before it is voted at the Special Meeting on November 24, 2021. Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote. As a result of the adjournment, Foresight stockholders will be able to continue to change their redemption election on or prior to 5:00 Eastern Time on Monday, November 22, 2021.

If the proposals at the Special Meeting are approved, the parties anticipate that the Business Combination will close as promptly as practicable after the meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

About Foresight Acquisition Corp.

Foresight is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit foresightacq.com.

About P3 Health Partners

P3 is a patient-centered and physician-led population health management company. Founded and led by physicians, P3 is a team of doctors, clinicians and support service professionals with a shared passion for delivering value-based care. We leverage our deeply integrated and capital efficient care model, data and technology, physician leadership and community outreach tools to create enhanced patient outcomes and experiences, greater satisfaction for providers and caregivers and lower care costs. For more information, visit p3hp.org.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected changes to the pro forma financial information in the Proxy Statement, estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of P3’s and Foresight’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3 and Foresight. These forward-looking statements are subject to a number of risks and uncertainties, including risks relating to the uncertainty of the estimates related to the expected pro forma financial information; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Foresight or P3 is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to P3; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the amount of redemption requests made by Foresight’s public stockholders; the ability of Foresight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the SEC on April 6, 2021 (the “Annual Report”) under the heading “Risk Factors,” in the Proxy Statement under the heading “Risk Factors” and other documents of Foresight filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither P3 nor Foresight presently know or that P3 and Foresight currently believe are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect P3’s and Foresight’s expectations, plans or forecasts of future events and views as of the date of this press release. P3 and Foresight anticipate that subsequent events and developments will cause P3’s and Foresight’s assessments to change. However, while P3 and Foresight may elect to update these forward-looking statements at some point in the future, P3 and Foresight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing P3’s and Foresight’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to stockholders of Foresight for their consideration. Foresight has filed a definitive Proxy Statement with the SEC to be distributed to Foresight’s stockholders in connection with Foresight’s solicitation for proxies for the vote by Foresight’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. Foresight has mailed the Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. Foresight’s stockholders and other interested persons are advised to read the Proxy Statement in connection with Foresight’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents contain important information about Foresight, P3 and the proposed Business Combination. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Foresight, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Gateway Investor Relations, (949) 574-3860, FORE@gatewayir.com.

Participants in the Solicitation

Foresight, P3 and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Foresight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Foresight’s stockholders in connection with the proposed business combination are set forth in Foresight’s Proxy Statement that has been filed with the SEC. You can find more information about Foresight’s directors and executive officers in Foresight’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Kelley Waynert, Senior Manager, Strategic Communications

P3 Health Partners

KWaynert@p3hp.org

Investor Relations

Cody Slach, Alex Kovtun

Gateway Group

(949) 574-3860

FORE@gatewayir.com

Public Relations

Jordan Schmidt

Gateway Group

(949) 574-3860

FORE@gatewayir.com